UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED—September 5, 2014

VG LIFE SCIENCES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-26875 (Commission File Number)	33-0814123 (IRS Employer Identification Number)

121 Gray Avenue, Suite 200

Santa Barbara, CA 93101

(Address of Principal Executive offices)

(805) 879-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

5.03 Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 5, 2014, pursuant to section 245 of the Delaware General Corporation Law, the Board of Directors caused Restatement and Integration of our Articles of Incorporation to be filed with the Delaware Secretary of State. The filing did not amend the Articles of Incorporation, but merely restated and integrated provisions of the Articles of Incorporation that were already in effect. A Copy of the Restated and Integrated Articles of Incorporation is attached as Exhibit 3.13 to the Form 10-12G/A filed September 10, 2014.

Additionally, on September 5, 2014, pursuant to its authority to issue preferred stock from time to time in one or more series, with such rights and preferences as designated by the Board, the Board caused a Certificate of Designation of Series A Preferred Stock to be filed with the Delaware Secretary of State. At the same time, the Board removed the class of preferred stock designated Series B Preferred Stock.

As a result of these actions, the rights and privileges of Series A Preferred Stock holders were returned to those that were in effect immediately prior to the creation of the Series B Preferred Stock, except that the mandatory conversion provision, which provided for conversion of the Series A Preferred Shares into common stock upon the majority vote of the Series A holders, was removed. There were no Shares of Series B Preferred Stock outstanding at the time of these actions.

A Copy of the Certificate of Designation of Series A Preferred Stock is attached as Exhibit 3.14 to the Form 10-12G/A filed September 10, 2014.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to its future activities or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that it files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Exhibit No.	Description
3.1	Restatement and Integration of Articles of Incorporation, dated September 4, 2014 and filed September 5, 2014 (attached as Exhibit 3.13 to the Form 10-12G/A filed September 10, 2014, and incorporated herein by reference).

3.2	Certificate of Designation of Series A Preferred Stock, dated September 4, 2014 and filed September 9, 2014 (attached as Exhibit 3.14 to the Form 10-12G/A filed September 10, 2014, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VG LIFE SCIENCES, INC.

Date: September 11, 2014	By: /s/ John Tynan
Name: John Tynan
Title: Chief Executive Officer